EXHIBIT 10.217

                  SECOND AMENDMENT TO CREDIT AGREEMENT

          SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of October 22, 1998 (this "Amendment"), among R&B FALCON CORPORATION, a Delaware corporation ("Holdings"), RBF DEEPWATER EXPLORATION III INC., a Nevada corporation (f/k/a RB Deepwater Exploration III Inc.) (the "Borrower"), the various lending institutions party to the Credit Agreement referred to below (each, a "Bank" and, collectively, the "Banks"), CREDIT LYONNAIS NEW YORK BRANCH, as Syndication Agent and CHRISTIANIA BANK OG KREDITKASSE, NEW YORK BRANCH, as Administrative Agent for the Banks (the "Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings provided such terms in the Credit Agreement.

                          W I T N E S S E T H :

          WHEREAS, Holdings, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of February 24, 1998 (as amended to date, the "Credit Agreement"); and

          WHEREAS, the parties thereto and hereto wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:

I.  Amendments to Credit Agreement.

          1. The first Paragraph of the Credit Agreement is hereby amended by (i) deleting the reference therein to "RB DEEPWATER EXPLORATION III INC." and inserting in lieu thereof a reference to "RBF DEEPWATER EXPLORATION III INC. (f/k/a RB Deepwater Exploration III Inc.)".

          2.   Section 7.01 of the Credit Agreement is hereby amended  by
(i) deleting the word "and" at the end of clause (e) thereof, (ii) redesignating clause (f) thereof as clause (g) and (iii) inserting the following new clause (f) immediately following clause (e) thereof:

          (f) Indebtedness of Cliffs Drilling acquired pursuant to the Cliffs Acquisition in an aggregate principal amount not to exceed $235,000,000, provided that (i) such Indebtedness existed at the time of the consummation of the Cliffs Acquisition and was not created in contemplation thereof (and the provisions thereof were not altered in any material respect in contemplation thereof), (ii) Holdings and the Borrower have no liability with respect to any such Indebtedness and (iii) any Liens securing such Indebtedness apply only to the assets of Cliffs Drilling acquired pursuant to the Cliffs Acquisition (and no additional assets are granted as security following, or in contemplation of, the Cliffs Acquisition); and

          3.   Section 7.04 of the Credit Agreement is hereby amended  by
(i) deleting the word "and" at the end of clause (c) thereof, (ii) redesignating clause (d) thereof as clause (e) and (iii) inserting the following new clause (d) immediately following clause (c) thereof:

          (d) Holdings and its Subsidiaries may consummate the Cliffs Acquisition in accordance with the Cliffs Acquisition Documents delivered to the Administrative Agent prior to the Second Amendment Effective Date; and

          4.   Section 7.08 of the Credit Agreement is hereby amended  by
(i) deleting the word "and" at the end of clause (iv) thereof and inserting a comma in lieu thereof and (ii) inserting the following new clause (vi) immediately following clause (v) thereof:

     "and (vi) this Section 7.08 shall not prohibit the restricted payment provisions contained in the Cliffs Indenture and the Cliffs Credit Agreement to the extent such restrictions and any exceptions thereto are not materially altered pursuant to the Cliffs Acquisition or in anticipation thereof in a manner which would be adverse to the Banks"

          5. Section 7.12 of the Credit Agreement is hereby amended by inserting the text ",the Cliffs Indenture or the Cliffs Credit Agreement" immediately following the reference to "Indenture" appearing therein.

          6. Section 9 of the Credit Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

          "Cliffs Acquisition" shall mean the acquisition by a Wholly-Owned Subsidiary of Holdings by way of merger of all of the capital stock of Cliffs Drilling in accordance with the Cliffs Acquisition Documents.

          "Cliffs Acquisition Documents" shall mean the Agreement and Plan of Merger, dated as of August 21, 1998, among Holdings, RBF Cliffs Acquisition Corp. and Cliffs Drilling, and all exhibits, schedules and ancillary documents thereto.

          "Cliffs Credit Agreement" shall mean the Third Restated Credit Agreement, dated July 29, 1998, among Cliffs Drilling, Cliffs Oil & Gas Company, Cliffs Drilling International, Inc. and ING (U.S.) Capital Corporation, as agent for the lenders named therein, as the same may be amended, modified or supplemented from time to time in accordance therewith and herewith.

          "Cliffs  Drilling"  shall  mean  Cliffs  Drilling  Company,   a
     Delaware Corporation.

          "Cliffs  Indenture" shall mean the Indenture, dated as  of  May
     15, 1996, among Cliffs Drilling Company, certain of its subsidiaries, and Fleet National Bank, as Trustee, governing Cliffs Drilling's 10.25% Senior Notes due 2003 and each supplemental indenture executed in connection therewith prior to the date hereof.


II  Miscellaneous Provisions.

          1. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that:

          (a) no Default or Event of Default exists as of the Second Amendment Effective Date both before and after giving effect to this Amendment; and

          (b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Second Amendment Effective Date both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when each of Holdings, Parent, the Borrower and the Required Banks shall have signed a counterpart hereof
(whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office. The Agent will give the Borrower and each Bank prompt notice of the occurrence of the Second Amendment Effective Date.

          6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                         *          *          *
          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              R&B FALCON CORPORATION



                              By:_________________________
                                    Title:


                              RBF DEEPWATER EXPLORATION III INC.



                              By:_________________________
                                    Title:


                              CHRISTIANIA BANK OG KREDITKASSE, NEW YORK
                              BRANCH, Individually and as Agent


                              By:_________________________
                                    Title:


                              By:_________________________
                                    Title:


                              CREDIT LYONNAIS NEW YORK BRANCH,
                              Individually and as Syndication Agent



                              By:_________________________
                                    Title:


                              SKANDINAVISKA ENSKILDA BANKEN AB (Publ.)



                              By:_________________________
                                    Title:


                              By:_________________________
                                    Title:


                              CREDIT AGRICOLE INDOSUEZ



                              By:_________________________
                                    Title:


                              BANK OF NOVA SCOTIA


                              By:_________________________
                                         Title: